Exhibit 99(j)(2)

POWER OF ATTORNEY

I, Mark E. Carver, President and Principal Executive Officer of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a “Trust”), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Eric Sanders, William T. MacGregor, and William Lawlor, and each of them singly, my true and lawful attorney, with full power to sign for me, in my name and in my capacity as President and Principal Executive Officer of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the U.S. Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Signature	Title	Date
/s/ Mark E. Carver	President and Principal Executive Officer	December 8, 2017
Mark E. Carver

POWER OF ATTORNEY

I, Frank K. Reilly, Chair and Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a “Trust”), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Eric Sanders, William T. MacGregor, and William Lawlor, and each of them singly, my true and lawful attorney, with full power to sign for me, in my name and in my capacity as Chair and Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the U.S. Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Signature	Title	Date
/s/ Frank K. Reilly	Chair and Trustee	December 8, 2017
Frank K. Reilly

POWER OF ATTORNEY

I, Joanne Kilkeary, Principal Accounting Officer and Treasurer of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a “Trust”), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Eric Sanders, William T. MacGregor, and William Lawlor, and each of them singly, my true and lawful attorney, with full power to sign for me, in my name and in my capacity as Principal Accounting Officer and Treasurer of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the U.S. Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Signature	Title	Date
/s/ Joanne Kilkeary	Principal Accounting Officer and Treasurer	December 8, 2017
Joanne Kilkeary

POWER OF ATTORNEY

I, Adela Cepeda, Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a “Trust”), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Eric Sanders, William T. MacGregor, and William Lawlor, and each of them singly, my true and lawful attorney, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the U.S. Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Signature	Title	Date
/s/ Adela Cepeda	Trustee	December 8, 2017
Adela Cepeda

POWER OF ATTORNEY

I, J. Mikesell Thomas, Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a “Trust”), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Eric Sanders, William T. MacGregor, and William Lawlor, and each of them singly, my true and lawful attorney, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the U.S. Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Signature	Title	Date
/s/ J. Mikesell Thomas	Trustee	December 8, 2017
J. Mikesell Thomas

POWER OF ATTORNEY

I, Abbie J. Smith, Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a “Trust”), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Eric Sanders, William T. MacGregor, and William Lawlor, and each of them singly, my true and lawful attorney, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the U.S. Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Signature	Title	Date
/s/ Abbie J. Smith	Trustee	December 8, 2017
Abbie J. Smith

POWER OF ATTORNEY

I, John J. Murphy, Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a “Trust”), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Eric Sanders, William T. MacGregor, and William Lawlor, and each of them singly, my true and lawful attorney, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the U.S. Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Signature	Title	Date
/s/ John J. Murphy	Trustee	December 8, 2017
John J. Murphy